SELIGMAN

                               --------[]--------
                                     QUALITY
                               --------[]--------

                                    MUNICIPAL
                                   FUND, INC.



                                [GRAPHIC OMITTED]



                                     [LOGO]


                              THIRD QUARTER REPORT
                                  JULY 31, 1999





                      Seligman Quality Municipal Fund, Inc.
                                   MANAGED BY

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        Investment Managers and Advisors
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

                                  CESQF3c 7/99

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TO THE STOCKHOLDERS

The fiscal quarter ended July 31, 1999, was a difficult period for fixed-income markets and for Seligman Quality Municipal Fund. During this time, both market participants and the Federal Reserve Board became increasingly concerned that the US economy, in its ninth year of robust growth, would begin to show signs of inflation.

   In May, the Fed announced that it was leaning toward tighter policy. Then, in June, it raised the federal funds rate 25 basis points, but at the same time announced that it was changing its bias back to neutral. This shift gave the bond market a temporary boost, but overall this was a period of steadily rising rates and falling bond prices. On April 30, 1999, the 30-year US Treasury bond yield was 5.66%. By July 31, 1999, it had risen to 6.10%. The Fed's August 24 increase of an additional 25 basis points was widely anticipated, and bond yields began to move within a more narrow trading range following the announcement.

   While taxable interest rates have been rising since last autumn, municipal yields were relatively stable until recently. This was largely the result of an imbalance in municipal supply and demand. Rising yields were attracting investors, while municipal issuers were reluctant to offer new supply at higher rates. During this past fiscal quarter, however, municipal yields moved higher almost in tandem with rising Treasury yields.

   Looking ahead, we believe that the US economy will slow, as was intended by the Fed's most recent actions, and that bond market volatility will moderate accordingly. The municipal bond market has benefited from a healthy economy and stable rate of inflation and we anticipate a continuation of these favorable market conditions for the balance of the Fund's fiscal year.

   We anticipate that the municipal market will continue to outperform the Treasury market for the balance of the Fund's fiscal year, as a result of the positive and continually improving credit outlook for the nation's municipalities.

   As the millennium approaches, we have become concerned that the media's focus on the Year 2000 (Y2K) computer issue, and the fears that this attention may spark, will cause some investors to take actions that are not in their best long-term interests. In our view, the primary danger to investors is losing sight of their long-term financial goals and altering their portfolios and asset allocations in an attempt to respond to the confusion surrounding this issue.

   In the US, governments and businesses have committed substantial resources to this issue and, while there may be scattered inconveniences, we believe that the US will enter the year 2000 relatively seamlessly, and that much of the rest of the developed world is also well positioned to deal with the new millennium.

   For the past several years, J. & W. Seligman & Co. Incorporated (Seligman), your Fund's manager, and Seligman Data Corp. (Seligman Data), your Fund's Stockholder service agent, have been working to ensure that Stockholders do not experience any Y2K-related inconveniences. We are pleased to report that the early start has paid off. During the spring of this year, Seligman and Seligman Data participated in Y2K testing conducted by the Securities Industry Association. These tests were completed without any Y2K-related problems on the part of Seligman or Seligman Data. Tests with key service providers were also conducted, all of which were successfully completed in a Y2K environment.

   Seligman Quality Municipal Fund's 1999 annual meeting took place on May 20, 1999, in Palm Beach, Florida. All proposals set forth in the proxy you received earlier in the year were passed. For complete results of the vote, please refer to page 7.

   Thank you for your continued support of Seligman Quality Municipal Fund. We look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager and the Fund's portfolio of investments follow this letter.

By order of the Board of Directors,

/S/ WILLIAM C. MORRIS
---------------------
William C. Morris
Chairman

                                                             /S/ THOMAS G. MOLES
                                                             -------------------
                                                                 Thomas G. Moles
                                                                       President

August 31, 1999


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INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

[PICTURE OMITTED]

SELIGMAN MUNICIPALS TEAM: (FROM LEFT) AUDREY KUCHTYAK, THERESA BARION, DEBRA McGUINNESS, (SEATED) EILEEN COMERFORD, THOMAS G. MOLES (PORTFOLIO MANAGER)


WHAT ECONOMIC AND MARKET FACTORS AFFECTED SELIGMAN QUALITY MUNICIPAL FUND DURING ITS THIRD FISCAL QUARTER?

Seligman Quality Municipal Fund's third fiscal quarter was marked by growing concerns about the strength of the US economy, which is now in its ninth year of robust growth. Market participants were watchful for any signs of inflation which might cause the US Federal Reserve Board to begin reversing the actions it took last fall, when it lowered the federal funds rate three times.

   In May, the Fed put markets on notice that it was leaning toward higher rates; this announcement sent yields in the market immediately higher. Then, at its June meeting, the Fed followed through by raising rates 25 basis points. However, at the same time, the Fed also changed its bias from tightening to neutral. This provided some relief for the bond markets and, for a brief period, the 30-year US Treasury bond yield once again dipped below 6%. Following the August 24 Fed meeting, at which it raised the federal funds rate by 25 basis points, bond yields began to trade within a more narrow range.

   During the period, interest rates trended higher in response to the perceived inflation threat. Long-term municipal yields peaked at 5.45%, the highest level in two years, while long-term Treasury yields peaked at 6.17% in June, a level not seen since the end of 1997. Until this most recent fiscal quarter, municipal bonds had been relatively stable compared to the volatility of most other fixed-income markets. During the first half of the Fund's fiscal year, long-term municipal yields (as measured by the Bond Buyer 20-bond General Obligation Index) fluctuated within a relatively narrow range of 20 basis points, while long-term US Treasury bond yields fluctuated within a much wider range of 75 basis points. This lack of volatility in the municipal market was largely due to an imbalance in municipal supply and demand. Higher yields attracted investors while, at the same time, municipalities were reluctant to introduce new issues at higher market rates. Through the end of the Fund's third fiscal quarter, total new issue volume was down 23% versus the same period last year.

WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS PAST THREE-MONTH PERIOD?

During the past three months, we continued to focus on reducing the Fund's near-term call exposure. This has become necessary as older, higher-coupon bonds begin approaching their optional call dates. (A callable bond can be redeemed by the issuer, prior to maturity, on specified dates and at a predetermined price.) To date, we have been successful in extending the call protection of the Fund. For 1999 and 2000, the Fund's call exposure has been reduced to approximately 1% of the portfolio. Additionally, we sold several holdings that were callable from 2006 through 2007 and replaced them with bonds callable in 2010. The latter call extension was achieved without sacrificing income.

   Seligman Quality Municipal Fund is required to maintain at least 80% of its portfolio in triple-A-rated securities. Most of these bonds achieve this high rating through municipal bond insurance. It is our policy, however, to require that all municipal bonds in the Fund meet our credit criteria regardless of insurance coverage. We perform in-depth credit analysis on every bond we purchase and continually monitor portfolio holdings to ensure that they meet our credit criteria. This enables us to identify deteriorating credits which can then be replaced with stronger credits.

2

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INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES


WHAT IS YOUR OUTLOOK?

We remain optimistic about the prospects for the municipal market and Seligman Quality Municipal Fund. The fiscal conditions of the nation's states, cities, and municipalities continue to improve, as is evidenced by the favorable ratio of credit quality ratings upgrades to downgrades. During the past fiscal quarter, a combination of attractive municipal yields and lackluster equity market returns generated more interest in the municipal market. While the yield differential between municipal and Treasury bonds has widened, municipal bonds still offer a significant yield advantage compared with the after-tax returns of Treasury bonds. Finally, as the new millennium approaches, uncertainty surrounding this historical event may, at times, result in unpredictable market behavior. This may prompt some investors to make investment decisions inconsistent with their financial objectives. However, we anticipate that any Y2K-related market volatility, should it occur, will be temporary, given the expected continuation of positive municipal market fundamentals. At J. & W. Seligman & Co. Incorporated, we encourage the Fund's Stockholders to keep sight of their long-term goals before making short-term investment decisions.




















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INVESTMENT RESULTS PER COMMON SHARE


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TOTAL RETURNS*
FOR PERIODS ENDED JULY 31, 1999

                                                                       AVERAGE ANNUAL
                                                             -----------------------------------
                                                                                         SINCE
                                  THREE         NINE          ONE         FIVE         INCEPTION
                                 MONTHS        MONTHS        YEAR         YEARS        11/29/91
                                 ------        ------        -----        -----        --------
         Market Price**         (7.12)%       (12.25)%      (9.12)%       6.86%          5.43%

         Net Asset Value**      (2.79)         (1.41)        1.23         7.19           7.87

PRICE PER SHARE

                              JULY 31, 1999      APRIL 30, 1999      JANUARY 31, 1999    OCTOBER 31, 1998
                              -------------      --------------      -----------------   ----------------
         Market Price            $12.8125            $14.00               $13.50              $15.5625

         Net Asset Value          14.31               14.94                15.17               15.47

DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE NINE MONTHS ENDED JULY 31, 1999

                                                            CAPITAL GAIN
                                                 ------------------------------------
                             DIVIDENDS PAID+      PAID        REALIZED    UNREALIZED
                             --------------      -------      --------    -----------
                                $0.6015           $0.314       $0.264       $0.699++

ANNUAL DISTRIBUTION RATE

The annual distribution rate based on current market price at July 31, 1999, was 6.20%, which is equivalent to a taxable yield of 10.27% based on the maximum federal tax rate of 39.6%.

            --------------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

  *Returns for periods of less than one year are not annualized.

 **These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

  +Preferred Stockholders were paid dividends at annual rates ranging from 3.00% to 4.85%. Earnings on the Fund's assets in excess of the preferred dividend requirements constituted dividend income for Common Stockholders. A portion of dividends paid to Common Stockholders in November and December 1998 was taxable as ordinary income.

 ++Represents the per share amount of net unrealized appreciation of portfolio securities as of July 31, 1999.



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4

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PORTFOLIO OF INVESTMENTS (unaudited)                               JULY 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
                             FACE                                                           RATINGS
STATE                       AMOUNT                   MUNICIPAL BONDS                       MOODY'S/S&P        MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
ALABAMA --4.5%            $5,000,000   Jefferson County Sewer Rev. (Capital Improvement
                                        Warrants), 5.125% due 2/1/2039 .....................  Aaa/AAA          $ 4,594,150
ALASKA -- 0.9%                70,000   Alaska Housing Finance Corporation (Collateralized
                                        Mortgage Obligation), 7.05% due 6/1/2025 ...........  Aaa/AAA               73,591
                             825,000   Alaska Housing Finance Corporation (Collateralized
                                        Veterans' Mortgage Program), 61/2% due 6/1/2034 ....  Aaa/AAA              857,010
CALIFORNIA -- 9.6%         5,000,000   San Diego Public Facilities Financing Authority Sewer
                                        Rev., 5% due 5/15/2029 .............................  Aaa/AAA            4,649,100
                           5,000,000   San Francisco City and County Airports Commission
                                        International Airport Rev., 5.80% due 5/1/2021* ....  Aaa/AAA            5,086,850
COLORADO -- 1.9%           2,000,000   Denver City and County School District #1 GOs,
                                        5% due 12/1/2023 ...................................  Aaa/AAA            1,879,340
HAWAII -- 1.8%             1,750,000   Hawaii State Airports System Rev., 7% due 7/1/2020*..  Aaa/AAA            1,859,638
ILLINOIS -- 4.5%           5,000,000   Illinois Educational Facilities Authority Rev.
                                        (University of Chicago), 5.125% due 7/1/2038 .......  Aa1/AA             4,559,200
KANSAS -- 3.2%             3,000,000   Burlington Pollution Control Rev. (Kansas Gas and
                                        Electric Company Project), 7% due 6/1/2031 .........  Aaa/AAA            3,188,490
LOUISIANA -- 1.1%            895,000   Louisiana Public Facilities Authority Hospital Rev.
                                        (Southern Baptist Hospitals, Inc. Project),
                                        8% due 5/15/2012 ...................................  NR/AAA             1,057,255
MASSACHUSETTS -- 7.4%      4,000,000   Massachusetts Health & Educational Facilities
                                        Authority Rev. (New England Medical Center),
                                        6.625% due 7/1/2025 ................................  Aaa/AAA            4,285,360
                           3,000,000   Massachusetts Housing Finance Agency Rev.
                                        (Residential Development), 6.875% due 11/15/2021 ...  Aaa/AAA            3,210,660
MONTANA -- 5.5%            2,220,000   Forsyth Pollution Control Rev. (Puget Sound
                                        Power & Light Co.), 7.25% due 8/1/2021* ............  Aaa/AAA            2,366,675
                           1,620,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6.875% due 6/1/2020 ................................  Aaa/AAA            1,729,577
                             845,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6.875% due 6/1/2020 ................................  Aaa/AAA              902,156
                             535,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6.875% due 6/1/2020 ................................  Aaa/AAA              571,187
NEW YORK -- 16.9%          3,000,000   Metropolitan Transportation Authority Rev.
                                        (Commuter Facilities), 6.10% due 7/1/2026 ..........  Aaa/AAA            3,309,660
                           2,000,000   Metropolitan Transportation Authority Rev.
                                        (Transit Facilities), 6.10% due 7/1/2026 ...........  Aaa/AAA            2,211,460

----------------------
See footnotes on page 6.

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PORTFOLIO OF INVESTMENTS (unaudited) (continued)                   JULY 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
                             FACE                                                           RATINGS
STATE                       AMOUNT                   MUNICIPAL BONDS                       MOODY'S/S&P        MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK (continued)      $2,300,000   New York City GOs, 6.25% due 4/15/2027 ............    A3/A-            $ 2,465,508
                             340,000   New York City GOs, 6.25% due 4/15/2027 ............    A3/A-                376,098
                           3,000,000   New York Local Government Assistance
                                        Corporation, 7% due 4/1/2021 .....................   Aaa/AAA             3,201,390
                           5,125,000   New York State Thruway Authority Rev.,
                                        6% due 1/1/2025 ..................................   Aaa/AAA             5,571,387
PENNSYLVANIA -- 9.9%       2,500,000   Allegheny County Airport Rev. (Greater Pittsburgh
                                        International Airport), 6.80% due 1/1/2010* ......   Aaa/AAA             2,658,575
                           2,000,000   Allegheny County Airport Rev. (Greater Pittsburgh
                                        International Airport), 6.625% due 1/1/2022* .....   Aaa/AAA             2,121,300
                           5,000,000   Philadelphia Airport Rev., 6.10% due 6/15/2025* ...   Aaa/AAA             5,186,050
SOUTH CAROLINA -- 4.7%     2,250,000   South Carolina Ports Authority Rev.,
                                        6.75% due 7/1/2021* ..............................   Aaa/AAA             2,380,747
                           2,250,000   South Carolina Ports Authority Rev.,
                                        6.75% due 7/1/2021* ..............................   Aaa/AAA             2,401,808
TEXAS -- 6.8%              5,000,000   Houston Water & Sewer Systems Rev.,
                                        6.125% due 12/1/2015 .............................   Aaa/AAA             5,449,000
                           1,315,000   Texas State Veterans' Housing Assistance GOs,
                                        6.80% due 12/1/2023* .............................    Aa1/AA             1,393,479
VIRGINIA -- 6.0%           2,500,000   Pocahontas Parkway Association Toll Road Rev.
                                        (Route 895 Connector), 5.50% due 8/15/2028 .......   Baa3/BBB-           2,365,050
                           3,500,000   Virginia Housing Development Authority (Multi-
                                        Family Housing), 7% due 11/1/2012 ................   Aa1/AA+             3,731,210
WASHINGTON -- 7.9%         2,000,000   Chelan County Public Utility District No. 001
                                        (Chelan Hydro Consolidated System Rev.),
                                        5.25% due 7/1/2033* ..............................   Aaa/AAA             1,859,740
                             860,000   Douglas County Public Utility District No. 1
                                        (Wells Hydroelectric Rev.), 7.80% due 9/1/2018* ..    A/A+                 900,927
                           5,000,000   King County Sewer GOs, 6.125% due 1/1/2033 ........   Aaa/AAA             5,259,800
WISCONSIN -- 4.2%          4,000,000   Wisconsin Housing & Economic Development
                                        Authority Housing Rev., 6.85% due 11/1/2012 ......   Aaa/AAA             4,238,400
                                                                                                               -----------
TOTAL MUNICIPAL BONDS (Cost $94,654,176)-- 96.8% ...................................................            97,951,828
VARIABLE RATE DEMAND NOTES (Cost $2,100,000)-- 2.1% ................................................             2,100,000
OTHER ASSETS LESS LIABILITIES-- 1.1% ...............................................................             1,080,636
                                                                                                              ------------
NET INVESTMENT ASSETS-- 100.0% .....................................................................          $101,132,464
                                                                                                              ============

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* Interest income earned from this security is subject to the federal alternative minimum tax.
Note: Investments in municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

6

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PROXY RESULTS

Stockholders of Seligman Quality Municipal Fund, Inc. voted on the following proposals at the Annual Meeting of Stockholders on May 20, 1999, in Palm Beach, Florida. The description of each proposal and number of shares voted are as follows:

ELECTION OF DIRECTORS:
Election by Holders of Preferred Shares and Common Shares:

                                   FOR              WITHHELD
                              -------------      --------------
   John E. Merow                4,220,508             40,960
   James C. Pitney              4,220,754             40,714

Election by Holders of Preferred Shares:

                                   FOR              WITHHELD
                              -------------      --------------
   Betsy S. Michel                 579                 --
   James N. Whitson                579                 --

RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR FISCAL 1999:

                                   FOR               AGAINST          ABSTAIN
                              -------------      --------------     -----------
                                4,209,534             9,778            42,156

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FOR MORE INFORMATION

MANAGER                                 INDEPENDENT AUDITORS            IMPORTANT TELEPHONE NUMBERS
J. & W. Seligman & Co. Incorporated     Deloitte & Touche LLP           (800) 874-1092    Stockholder Services
100 Park Avenue                                                         (212) 682-7600    Outside the United States
New York, NY 10017                      STOCKHOLDER SERVICE AGENT       (800) 622-4597    24-Hour Automated
                                        Seligman Data Corp.                               Telephone Access
GENERAL COUNSEL                         100 Park Avenue                                   Service
Sullivan & Cromwell                     New York, NY10017






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